WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA  70130
www.whitneybank.com

NEWS RELEASE

CONTACT:	Thomas L. Callicutt, Jr., CFO	FOR IMMEDIATE RELEASE
	Trisha Voltz Carlson, Investor Relations	January 26, 2010
504/299-5208
tcarlson@whitneybank.com

WHITNEY REPORTS 2009 FOURTH QUARTER AND ANNUAL EARNINGS

New Orleans, Louisiana.  Whitney Holding Corporation (NASDAQ—WTNY) (the “Company”) reported net income of $318,000 for the fourth quarter of 2009 compared to a net loss of $30.0 million for the third quarter of 2009.  Including dividends on preferred stock, the loss to common shareholders was $3.75 million, or $.04 per diluted common share, for the fourth quarter of 2009 compared to a loss of $34.1 million, or $.50 per diluted share, for the third quarter of 2009.  The Company earned $8.2 million, or $.12 per diluted common share, for the fourth quarter of 2008.  For the year ended December 31, 2009, the net loss to common shareholders totaled $78.4 million, or $1.08 per diluted share, compared with earnings to common shareholders in 2008 of $58.0 million, or $.88 per diluted share.
“I am very encouraged by some of the positive signs emerging from our fourth quarter results, especially those related to credit quality,” said John C. Hope, III, Chairman and CEO.  “The provision for credit losses was down over 50% from its peak in the third quarter of 2009, criticized loans declined $124 million from September 30, 2009 and our loan portfolio outside of Florida and coastal Alabama continues to perform as expected.  While 2010 will continue to be impacted by credit quality cleanup and an improving, yet still uncertain, economy, I am optimistic that the credit situation is normalizing and I am hopeful we will soon see a return to full-year profitability.  We are focused on the items we can control, our strategic initiatives and related investments remain on track and we are poised to capitalize on the opportunities ahead.”

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The impact of the acquisition of Parish National Corporation (Parish) is reflected in the Company’s financial information from the November 7, 2008 acquisition date.

HIGHLIGHTS OF FOURTH QUARTER FINANCIAL RESULTS
Loans and Earning Assets
Total loans at the end of the fourth quarter of 2009 were $8.4 billion, down $74 million or less than 1% from September 30, 2009.  Included in the quarter’s decline were charge-offs of almost $58 million, foreclosures of approximately $15 million and problem loan sales of approximately $7 million.  Average loans for the fourth quarter of 2009 were down $227 million, or 3%, compared to the third quarter of 2009.  Earning assets were down less than 1% on average compared to the third quarter.
We continue to believe economic conditions will likely restrain loan demand for the first half of 2010 with slow growth expectations for the second half of 2010 as the economy begins to recover and strengthen.
Our largest industry exposure is to the oil & gas sector and loans outstanding to those customers represented $894 million, or approximately 11% of loans at December 31, 2009.  The shared national credits portfolio totaled $680 million at year-end 2009, essentially unchanged from September 30, 2009.  Approximately $247 million of the total shared national credit portfolio is related to the oil & gas sector.
 Commercial loans secured by owner-occupied real estate have been reclassified from the commercial real estate (CRE) category to the commercial and industrial (C&I) category in the loan portfolio detail.  Management evaluates the loan portfolio in this manner and believes this change will more accurately reflect the risks in that portion of the portfolio.
Deposits and Funding
Average deposits in the fourth quarter of 2009 were down $59 million, or less than 1%, compared to the third quarter of 2009.  Deposits at December 31, 2009 increased $270 million or 3% compared to September 30, 2009.  Year-end balances include seasonal commercial and public fund deposit inflows.
Noninterest-bearing deposits for the fourth quarter were up 4.5% on average and 5.5%, or $171 million, on an end-of-period basis from the third quarter of 2009.  Noninterest-bearing demand deposits comprised 36% of total average deposits and funded 30% of average earning assets for the period.  The percentage of funding from all noninterest-bearing sources totaled 36%.

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Higher-cost interest-bearing funds, which include time deposits and borrowings, funded 28% of average earning assets in the fourth quarter of 2009, compared to 31% in the third quarter of 2009.

Net Interest Income
Net interest income (TE) for the fourth quarter of 2009 increased 1.3%, or $1.4 million, compared to the third quarter of 2009.  Although average earning assets were down slightly between these periods, the net interest margin (TE) improved 9 basis points to 4.20% from 4.11%, reflecting mainly a further reduction in the cost of funds.  Funding costs benefited from the maturity or renewal in the current low interest rate environment of higher-cost certificates of deposit from a 2008 campaign as well as rate reductions on deposits from a special money market campaign earlier in 2009.
The interest income lost on nonaccruing loans reduced the net interest margin by approximately 20 basis points in both the fourth and third quarters of 2009.  The rates on approximately 56% of the loan portfolio at December 31, 2009 vary based on LIBOR (28%) and prime (28%) rate benchmarks.  The Bank has increased the use of rate floors on its loan products and at the end of the fourth quarter of 2009 approximately 59% of its LIBOR/prime-based loans have rate floors.
Provision for Credit Losses and Credit Quality
Whitney provided $39.5 million for credit losses in the fourth quarter of 2009, down 51%, or $41 million, compared to $80.5 million in the third quarter of 2009.  Provisions related to impaired loans accounted for 75%, or almost $30 million of the quarter’s total provision for credit losses, with almost $26 million from the Florida and Alabama markets.  These provisions reflect in part the continued declines in appraised real estate values.  The remainder of the quarter’s provision for credit losses was related to residential mortgage and consumer charge-offs.
 Total criticized loans declined $124 million during the fourth quarter from its peak of $1.18 billion in the third quarter of 2009.  Criticized loans in Louisiana, Florida and Texas declined $52 million, $39 million and $33 million, respectively.
Net loan charge-offs in the fourth quarter of 2009 were $54.5 million, or 2.59% of average loans on an annualized basis, compared to $61.9 million, or 2.86% of average loans, in the third quarter of 2009.  Approximately 70% of total gross charge-offs came from credits in the Florida market, mainly the Tampa Bay region.
 The allowance for loan losses represented 2.66% of total loans at year-end 2009, down from 2.81% at September 30, 2009 and up from 1.77% at December 31, 2008.

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Nonperforming loans totaled $414 million at December 31, 2009, an increase of $8 million from September 30, 2009.  At year-end 2009, loans past due 90 days or more and still accruing totaled $23 million, up from $15 million at September 30, 2009.
Noninterest Income
Noninterest income for 2009’s fourth quarter decreased less than 1%, or $.2 million, from the third quarter of 2009.  Deposit service charge income in the fourth quarter of 2009 was down 3%, or $.3 million, reflecting mainly the impact of higher balances maintained in commercial accounts subject to analysis charges and earnings credits.  There were no significant trends underlying changes in other noninterest income categories.  The increase in bankcard fee income was partly offset by the decrease in the other noninterest income category and reflected a change in the reporting of certain transactions by a new processor.
Noninterest Expense
Total noninterest expense for the fourth quarter of 2009 increased less than 1%, or $.5 million, from the third quarter of 2009.
Total personnel expense for the fourth quarter of 2009 decreased $1.1 million, or 2%, from the third quarter of 2009.   Employee compensation decreased $2.1 million mainly from reductions in both sales-based incentive plan compensation and share-based compensation on revised performance estimates.  No management cash bonus was accrued in 2009.  The cost of employee benefits increased $.9 million for the fourth quarter related mainly to retirement plans.
Loan collection costs, including legal services, foreclosed asset expenses and provisions for valuation losses, totaled $8.6 million in the fourth quarter, up $1.8 million from the third quarter of 2009.  This increase was the main factor behind the overall increase in the other noninterest expense category.
Capital
During the fourth quarter of 2009 Whitney announced and completed an underwritten public offering of the Company’s common stock.  The underwriters purchased 28.75 million shares at a public offering price of $8.00 per share.  The net proceeds to the Company after deducting offering expenses and underwriting discounts and commissions was $218 million.
As a result of the offering, the Company’s year-end 2009 tangible common equity ratio was strengthened to 8.18%, while the leverage ratio improved over 200 basis points to 11.05% compared to September 30, 2009.

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Conference Call and Additional Financial Information
Management will host a conference call today at 3:00 p.m. CST to review fourth quarter 2009 results.  Analysts and investors may dial in and participate in the question/answer session.  A live listen-only webcast of the call will be available under the Investor Relations section of our website at http://www.whitneybank.com.  To participate in the Q&A portion of the call, dial (888) 293-6979 or (719) 325-2348.
An audio archive of the conference call will be available under the Investor Relations section of our website.  A replay of the call will also be available through February 2, 2010 by dialing (888) 203-1112 or (719) 457-0820, passcode 2142057.

This earnings release, including additional financial tables and a slide presentation related to fourth quarter 2009 results, is posted in the Investor Relations section of the Company's web site at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2010.

Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions.  Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future.  The forward-looking statements made in this release include, but may not be limited to, expectations regarding future profitability, benefits from implementing our Strategic Plan, loan demand, economic recovery, capital strength and credit quality trends in the overall loan portfolio and specific industry or geographic segments within the portfolio.
Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.  Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov).

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You are cautioned not to place undue reliance on these forward-looking statements.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

(WTNY-E)

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands, except per share data)	2009	2009	2008	2009		2008

INCOME DATA
Net interest income	$111,391	$109,854	$119,540		$443,432	$455,645
Net interest income (tax-equivalent)	112,396	110,975	120,902		448,115	460,662
Provision for credit losses	39,500	80,500	45,000		259,000	134,000
Noninterest income	29,026	29,227	27,050		119,950	107,172
Net securities gains in noninterest income	139	195	-		334	67
Noninterest expense	104,143	103,596	92,026		416,394	351,094
Net income (loss)	318	(30,024)	8,808		(62,146)	58,585
Net income (loss) to common shareholders	(3,749)	(34,091)	8,220		(78,372)	57,997

QUARTER-END BALANCE SHEET DATA
Loans	$8,403,443	$8,476,989	$9,081,850		$8,403,443	$9,081,850
Investment securities	2,050,440	2,005,881	1,939,355		2,050,440	1,939,355
Earning assets	10,699,847	10,561,425	11,209,246		10,699,847	11,209,246
Total assets	11,892,141	11,656,468	12,380,501		11,892,141	12,380,501
Noninterest-bearing deposits	3,301,354	3,130,426	3,233,550		3,301,354	3,233,550
Total deposits	9,149,894	8,880,377	9,261,594		9,149,894	9,261,594
Shareholders' equity	1,681,064	1,465,431	1,525,478		1,681,064	1,525,478

AVERAGE BALANCE SHEET DATA
Loans	$8,434,397	$8,661,806	$8,700,317		$8,775,662	$8,066,639
Investment securities	2,025,103	1,966,020	1,876,338		1,946,241	1,967,375
Earning assets	10,635,573	10,723,215	10,719,892		10,867,461	10,122,620
Total assets	11,733,149	11,796,108	11,777,922		11,955,596	11,080,342
Noninterest-bearing deposits	3,222,748	3,083,404	2,975,869		3,134,811	2,786,003
Total deposits	9,017,220	9,076,350	8,646,612		9,106,002	8,368,937
Shareholders' equity	1,629,312	1,485,525	1,264,714		1,542,293	1,225,177

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .04)	$ ( .50)	$.12	$	(1.08)	$.89
Diluted	( .04)	( .50)	.12		(1.08)	.88
Cash dividends per share	$.01	$.01	$.20		$.04	$1.13
Book value per share, end of period	$14.37	$17.30	$18.29		$14.37	$18.29
Tangible book value per share, end of period	$9.71	$10.63	$11.48		$9.71	$11.48
Trading data
High sales price	$9.69	$11.27	$26.37		$16.16	$33.02
Low sales price	7.78	7.94	14.14		7.78	13.96
End-of-period closing price	9.11	9.54	15.99		9.11	15.99
Trading volume	79,863,609	49,059,850	42,771,277		240,128,345	214,317,545

RATIOS
Return on average assets	.01%	(1.01)%	.30%		(.52)%	.53%
Return on average common equity	(1.11)	(11.36)	2.67		(6.28)	4.77
Net interest margin (TE)	4.20	4.11	4.49		4.12	4.55
Average loans to average deposits	93.54	95.43	100.62		96.37	96.39
Efficiency ratio	73.71	73.99	62.20		73.34	61.84
Annualized expenses to average assets	3.55	3.51	3.13		3.48	3.17
Allowance for loan losses to loans, end of period	2.66	2.81	1.77		2.66	1.77
Annualized net charge-offs to average loans	2.59	2.86	.91		2.22	.88
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	5.52	5.34	3.61		5.52	3.61
Average shareholders' equity to average total assets	13.89	12.59	10.74		12.90	11.06
Tangible common equity to tangible assets,
end of period	8.18	6.42	6.49		8.18	6.49
Leverage ratio, end of period	11.05	8.99	9.87		11.05	9.87
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY TRENDS
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2009	2009	2009	2009	2008

INCOME DATA
Net interest income	$111,391	$109,854	$110,572	$111,615	$119,540
Net interest income (tax-equivalent)	112,396	110,975	111,820	112,924	120,902
Provision for credit losses	39,500	80,500	74,000	65,000	45,000
Noninterest income	29,026	29,227	32,431	29,266	27,050
Net securities gains in noninterest income	139	195	-	-	-
Noninterest expense	104,143	103,596	111,807	96,848	92,026
Net income (loss)	318	(30,024)	(21,301)	(11,139)	8,808
Net income (loss) to common shareholders	(3,749)	(34,091)	(25,368)	(15,164)	8,220

QUARTER-END BALANCE SHEET DATA
Loans	$8,403,443	$8,476,989	$8,791,840	$8,953,307	$9,081,850
Investment securities	2,050,440	2,005,881	1,942,365	1,889,161	1,939,355
Earning assets	10,699,847	10,561,425	10,861,061	10,908,643	11,209,246
Total assets	11,892,141	11,656,468	11,975,082	12,020,481	12,380,501
Noninterest-bearing deposits	3,301,354	3,130,426	3,081,617	3,176,783	3,233,550
Total deposits	9,149,894	8,880,377	9,144,041	9,212,361	9,261,594
Shareholders' equity	1,681,064	1,465,431	1,487,994	1,522,085	1,525,478

AVERAGE BALANCE SHEET DATA
Loans	$8,434,397	$8,661,806	$8,945,911	$9,068,755	$8,700,317
Investment securities	2,025,103	1,966,020	1,906,932	1,885,158	1,876,338
Earning assets	10,635,573	10,723,215	11,062,643	11,054,605	10,719,892
Total assets	11,733,149	11,796,108	12,140,311	12,159,252	11,777,922
Noninterest-bearing deposits	3,222,748	3,083,404	3,082,248	3,150,615	2,975,869
Total deposits	9,017,220	9,076,350	9,212,882	9,119,000	8,646,612
Shareholders' equity	1,629,312	1,485,525	1,520,609	1,533,293	1,264,714

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .04)	$ ( .50)	$ ( .38)	$ ( .22)	$.12
Diluted	( .04)	( .50)	( .38)	( .22)	.12
Cash dividends per share	$.01	$.01	$.01	$.01	$.20
Book value per share, end of period	$14.37	$17.30	$17.63	$18.22	$18.29
Tangible book value per share, end of period	$9.71	$10.63	$10.93	$11.46	$11.48
Trading data
High sales price	$9.69	$11.27	$15.33	$16.16	$26.37
Low sales price	7.78	7.94	8.33	8.17	14.14
End-of-period closing price	9.11	9.54	9.16	11.45	15.99
Trading volume	79,863,609	49,059,850	62,308,611	48,896,275	42,771,277

RATIOS
Return on average assets	.01%	(1.01)%	(.70)%	(.37)%	.30%
Return on average common equity	(1.11)	(11.36)	(8.30)	(4.96)	2.67
Net interest margin (TE)	4.20	4.11	4.05	4.13	4.49
Average loans to average deposits	93.54	95.43	97.10	99.45	100.62
Efficiency ratio	73.71	73.99	77.51	68.11	62.20
Annualized expenses to average assets	3.55	3.51	3.68	3.19	3.13
Allowance for loan losses to loans, end of period	2.66	2.81	2.50	2.17	1.77
Annualized net charge-offs to average loans	2.59	2.86	2.09	1.41	.91
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	5.52	5.34	5.17	4.50	3.61
Average shareholders' equity to average total assets	13.89	12.59	12.53	12.61	10.74
Tangible common equity to tangible assets,
end of period	8.18	6.42	6.42	6.68	6.49
Leverage ratio, end of period	11.05	8.99	9.21	9.47	9.87
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
	Fourth	Third	Fourth	Year ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands)	2009	2009	2008	2009	2008
ASSETS
EARNING ASSETS
Loans	$8,434,397	$8,661,806	$8,700,317	$8,775,662	$8,066,639
Investment securities
Securities available for sale	1,846,305	1,777,298	1,654,548	1,754,831	1,707,989
Securities held to maturity	178,798	188,722	221,790	191,410	259,386
Total investment securities	2,025,103	1,966,020	1,876,338	1,946,241	1,967,375
Federal funds sold and short-term investments	147,575	66,225	129,124	108,234	74,587
Loans held for sale	28,498	29,164	14,113	37,324	14,019
Total earning assets	10,635,573	10,723,215	10,719,892	10,867,461	10,122,620
NONEARNING ASSETS
Goodwill and other intangible assets	450,567	452,614	410,595	453,770	361,841
Accrued interest receivable	37,871	37,901	43,066	38,682	43,187
Other assets	843,680	822,974	748,820	811,693	662,205
Allowance for loan losses	(234,542)	(240,596)	(144,451)	(216,010)	(109,511)

Total assets	$11,733,149	$11,796,108	$11,777,922	$11,955,596	$11,080,342

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,157,068	$1,094,418	$1,076,260	$1,163,820	$1,068,468
Money market investment deposits	1,822,403	1,801,664	1,216,300	1,659,663	1,220,312
Savings deposits	843,277	882,520	916,064	883,803	917,531
Other time deposits	821,667	845,684	834,400	844,236	774,512
Time deposits $100,000 and over	1,150,057	1,368,660	1,627,719	1,419,669	1,602,111
Total interest-bearing deposits	5,794,472	5,992,946	5,670,743	5,971,191	5,582,934

Short-term borrowings	760,881	908,700	1,570,987	991,958	1,197,869
Long-term debt	199,687	199,610	164,263	195,571	160,880
Total interest-bearing liabilities	6,755,040	7,101,256	7,405,993	7,158,720	6,941,683
NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,222,748	3,083,404	2,975,869	3,134,811	2,786,003
Accrued interest payable	11,402	18,026	18,050	16,653	20,738
Other liabilities	114,647	107,897	113,296	103,119	106,741
Total liabilities	10,103,837	10,310,583	10,513,208	10,413,303	9,855,165
SHAREHOLDERS' EQUITY
Preferred	294,819	294,500	41,496	294,347	10,431
Common	1,334,493	1,191,025	1,223,218	1,247,946	1,214,746
Total shareholders' equity	1,629,312	1,485,525	1,264,714	1,542,293	1,225,177

Total liabilities and shareholders' equity	$11,733,149	$11,796,108	$11,777,922	$11,955,596	$11,080,342

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,880,533	$3,621,959	$3,313,899	$3,708,741	$3,180,937

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	December 31	September 30	December 31
(dollars in thousands)	2009	2009	2008
ASSETS
Cash and due from financial institutions	$216,347	$209,523	$299,619
Federal funds sold and short-term investments	212,219	54,729	167,268
Loans held for sale	33,745	23,826	20,773
Investment securities
Securities available for sale	1,875,495	1,821,246	1,728,962
Securities held to maturity	174,945	184,635	210,393
Total investment securities	2,050,440	2,005,881	1,939,355
Loans	8,403,443	8,476,989	9,081,850
Allowance for loan losses	(223,671)	(238,600)	(161,109)
Net loans	8,179,772	8,238,389	8,920,741
Bank premises and equipment	223,142	216,722	212,501
Goodwill	435,678	435,678	435,678
Other intangible assets	14,116	15,850	22,883
Accrued interest receivable	32,841	34,671	39,799
Other assets	493,841	421,199	321,884
Total assets	$11,892,141	$11,656,468	$12,380,501

LIABILITIES
Noninterest-bearing demand deposits	$3,301,354	$3,130,426	$3,233,550
Interest-bearing deposits	5,848,540	5,749,951	6,028,044
Total deposits	9,149,894	8,880,377	9,261,594
Short-term borrowings	734,606	991,189	1,276,636
Long-term debt	199,707	199,589	179,236
Accrued interest payable	11,908	14,505	19,789
Other liabilities	114,962	105,377	117,768
Total liabilities	10,211,077	10,191,037	10,855,023
SHAREHOLDERS' EQUITY
Preferred stock	294,974	294,657	293,706
Common stock	2,800	2,800	2,800
Capital surplus	617,038	398,069	397,703
Retained earnings	790,481	795,199	869,918
Accumulated other comprehensive income (loss)	(11,532)	(12,597)	(25,952)
Treasury stock at cost	(12,697)	(12,697)	(12,697)
Total shareholders' equity	1,681,064	1,465,431	1,525,478
Total liabilities and shareholders' equity	$11,892,141	$11,656,468	$12,380,501

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands, except per share data)	2009	2009	2008	2009	2008
INTEREST INCOME
Interest and fees on loans	$105,695	$107,751	$124,036	$435,613	$483,009
Interest and dividends on investments	20,919	20,803	21,770	83,075	91,104
Interest on federal funds sold and
short-term investments	125	103	258	610	1,753
Total interest income	126,739	128,657	146,064	519,298	575,866
INTEREST EXPENSE
Interest on deposits	12,561	15,918	20,407	63,345	91,596
Interest on short-term borrowings	296	387	3,651	2,531	18,974
Interest on long-term debt	2,491	2,498	2,466	9,990	9,651
Total interest expense	15,348	18,803	26,524	75,866	120,221
NET INTEREST INCOME	111,391	109,854	119,540	443,432	455,645
PROVISION FOR CREDIT LOSSES	39,500	80,500	45,000	259,000	134,000
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	71,891	29,354	74,540	184,432	321,645
NONINTEREST INCOME
Service charges on deposit accounts	9,077	9,390	9,157	37,699	34,050
Bank card fees	5,621	5,258	4,646	19,886	17,670
Trust service fees	2,966	2,865	2,984	11,984	12,948
Secondary mortgage market operations	2,237	2,243	1,340	9,406	4,899
Other noninterest income	8,986	9,276	8,923	40,641	37,538
Securities transactions	139	195	-	334	67
Total noninterest income	29,026	29,227	27,050	119,950	107,172
NONINTEREST EXPENSE
Employee compensation	38,300	40,356	34,706	158,116	150,614
Employee benefits	11,177	10,239	6,261	43,223	32,808
Total personnel	49,477	50,595	40,967	201,339	183,422
Net occupancy	9,391	10,137	9,597	38,810	35,906
Equipment and data processing	6,318	6,570	6,525	25,770	25,035
Legal and other professional services	5,621	4,609	5,884	19,556	13,612
Deposit insurance and regulatory fees	5,515	5,281	1,889	24,260	5,373
Telecommunication and postage	2,993	3,246	2,982	12,288	11,118
Corporate value and franchise taxes	1,817	2,094	2,318	8,684	9,312
Amortization of intangibles	1,734	2,192	2,307	8,767	7,785
Other noninterest expense	21,277	18,872	19,557	76,920	59,531
Total noninterest expense	104,143	103,596	92,026	416,394	351,094
Income (loss) before income taxes	(3,226)	(45,015)	9,564	(112,012)	77,723
Income tax expense	(3,544)	(14,991)	756	(49,866)	19,138
Net income (loss)	$318	$(30,024)	$8,808	$(62,146)	$58,585
Preferred stock dividends	4,067	4,067	588	16,226	588
Net income (loss) to common shareholders	$(3,749)	$(34,091)	$8,220	$(78,372)	$57,997

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.04)	$(.50)	$.12	$(1.08)	$.89
Diluted	(.04)	(.50)	.12	(1.08)	.88
WEIGHTED-AVERAGE COMMON
SHARES OUTSTANDING
Basic	88,402,754	67,772,139	66,087,867	72,824,964	64,767,708
Diluted	88,402,754	67,772,139	66,278,613	72,824,964	65,087,861
CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.20	$.04	$1.13

- MORE -

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
	2009	2009	2008	2009	2008

EARNING ASSETS
Loans**	4.96%	4.93%	5.67%	4.95%	5.98%
Investment securities	4.32	4.44	4.89	4.48	4.87
Federal funds sold and short-term investments	.34	.62	.79	.56	2.35
Total interest-earning assets	4.77%	4.81%	5.48%	4.82%	5.74%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.36%	.37%	.45%	.37%	.61%
Money market investment deposits	.82	1.08	.95	.94	1.13
Savings deposits	.15	.16	.31	.16	.43
Other time deposits	1.48	1.80	2.71	1.98	3.13
Time deposits $100,000 and over	1.51	1.69	2.41	1.79	2.70
Total interest-bearing deposits	.86%	1.05%	1.43%	1.06%	1.64%

Short-term borrowings	.15	.17	.92	.26	1.58
Long-term debt	4.99	5.01	6.00	5.11	6.00
Total interest-bearing liabilities	.90%	1.05%	1.43%	1.06%	1.73%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest-
bearing liabilities	3.87%	3.76%	4.05%	3.76%	4.01%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a
percentage of average earning assets	4.20%	4.11%	4.49%	4.12%	4.55%

COST OF FUNDS
Interest expense as a percentage of average interest-
bearing liabilities plus interest-free funds	.57%	.70%	.99%	.70%	1.19%

* Based on a 35% tax rate.
** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

 - MORE -

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands)	2009	2009	2008	2009	2008

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$238,600	$219,465	$125,370	$161,109	$87,909
Allowance of acquired banks	-	-	9,971	-	9,971
Provision for credit losses	39,600	81,000	45,500	257,600	134,500
Loans charged off	(57,699)	(63,530)	(25,567)	(203,602)	(82,226)
Recoveries on loans previously charged off	3,170	1,665	5,835	8,564	10,955
Net loans charged off	(54,529)	(61,865)	(19,732)	(195,038)	(71,271)
Allowance at end of period	$223,671	$238,600	$161,109	$223,671	$161,109

Allowance for loan losses as a percentage of
loans, at end of period	2.66%	2.81%	1.77%	2.66%	1.77%

Annualized net charge-offs as a percentage
of average loans	2.59	2.86	.91	2.22	.88

Annualized gross charge-offs as a percentage of
average loans	2.74	2.93	1.18	2.32	1.02

Recoveries as a percentage of gross charge-offs	5.49	2.62	22.82	4.21	13.32

RESERVE FOR LOSSES ON
UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,300	$2,800	$1,300	$800	$1,300
Provision for credit losses	(100)	(500)	(500)	1,400	(500)
Reserve at end of period	$2,200	$2,300	$800	$2,200	$800

	December 31	September 30	June 30	March 31	December 31
(dollars in thousands)	2009	2009	2009	2009	2008

NONPERFORMING ASSETS
Loans accounted for on a nonaccrual basis	$414,075	$405,852	$413,174	$366,249	$301,095
Restructured loans accruing	-	-	-	-	-
Total nonperforming loans	414,075	405,852	413,174	366,249	301,095
Foreclosed assets and surplus property	52,630	49,737	43,625	38,781	28,067
Total nonperforming assets	$466,705	$455,589	$456,799	$405,030	$329,162
Loans 90 days past due still accruing	$23,386	$15,077	$20,364	$30,564	$16,101

Nonperforming assets as a percentage of loans plus
foreclosed assets and surplus property, at end of period	5.52%	5.34%	5.17%	4.50%	3.61%

Allowance for loan losses as a percentage of
nonperforming loans, at end of period	54.02	58.79	53.12	53.02	53.51

Loans 90 days past due still accruing as a
percentage of loans, at end of period	.28	.18	.23	.34	.18

- MORE -

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL

LOAN PORTFOLIO AT QUARTER-END
		2009				2008
(dollars in millions)		December	September	June	March	December

Commercial, financial & agricultural		$3,075	$3,064	$3,258	$3,328	$3,436
Owner-occupied real estate		1,080	1,057	1,077	1,041	1,015
Total commercial & industrial		4,155	4,121	4,335	4,369	4,451
Commercial real estate:
Residential construction		170	215	239	265	274
Commercial construction, land &
land development		1,367	1,487	1,540	1,615	1,614
CRE - other		1,246	1,220	1,235	1,251	1,254
Total commercial real estate		2,783	2,922	3,014	3,131	3,142
Residential mortgage		1,035	1,011	1,028	1,046	1,079
Consumer		430	423	415	407	410
Total loans		$8,403	$8,477	$8,792	$8,953	$9,082

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT DECEMBER 31, 2009
				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial, financial & agricultural	$2,182	$548	$95	$250	$3,075	37%
Owner-occupied real estate	667	119	205	89	1,080	13%
Total commercial & industrial	2,849	667	300	339	4,155	50%
Commercial real estate:
Residential construction	61	56	35	18	170	2%
Commercial construction, land &
land development	393	428	328	218	1,367	16%
CRE - other	630	159	310	147	1,246	15%
Total commercial real estate	1,084	643	673	383	2,783	33%
Residential mortgage	564	148	196	127	1,035	12%
Consumer	294	25	69	42	430	5%
Total	$4,791	$1,483	$1,238	$891	$8,403	100%
Percent of total	57%	18%	15%	10%	100%

CRITICIZED LOANS AT DECEMBER 31, 2009
						Percent of
				Alabama/		loan category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial, financial & agricultural	$71	$107	$8	$30	$216	7%
Owner-occupied real estate	41	17	46	16	120	11%
Total commercial & industrial	112	124	54	46	336	8%
Commercial real estate:
Residential construction	5	15	21	-	41	24%
Commercial construction, land &
land development	20	120	152	44	336	25%
CRE - other	37	38	93	28	196	16%
Total commercial real estate	62	173	266	72	573	21%
Residential mortgage	45	6	63	19	133	13%
Consumer	5	-	8	3	16	4%
Total	$224	$303	$391	$140	$1,058	13%
Percent of regional loan total	5%	20%	32%	16%	13%

- END -

4Q09 Supplemental Data
January 26, 2010

CRE
Other CRE 15%
Commercial, fin'l & ag 37%
Commercial construction, land & land development 16%
Residential construction 2%
Residential Mortgage 12%
Consumer 5%
Owner-occupied RE 13%
C&I

AL/MS 10%
FL 15%
LA 57%
TX 18%

Total: $8,403mm
Yield: 4.96%

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

2
Commercial and Business Banking Focus
Loan mix
Note: Financial data as of December 31, 2009
Geographic Distribution

(dollars in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 61	$ 56	$ 35	$ 18	$ 170
Land & Lots:					
Residential	161	45	129	79	414
Commercial	109	84	85	59	337
Retail	191	220	92	55	558
Office Buildings	124	60	84	31	299
Hotel/motel	149	4	60	23	236
Multifamily	92	113	47	50	302
Industrial/warehouse	72	20	52	21	165
Other	125	41	89	47	302
Total CRE	$ 1,084	$ 643	$ 673	$ 383	$ 2,783

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

3
CRE by Property Type by Geography
Note: Financial data as of December 31, 2009

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.2%
0.1%
0.3%
0.1%
0.9%
1.4%
2.1%
2.9%
2.6%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4

225.0%
175.0%
125.0%
75.0%
25.0%
229.8%
137.3%
135.6%
73.2%
53.5%
53.0%
53.1%
58.8%
54.0%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4

NPAs/loans + OREO

6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
0.5%
1.0%
0.8%
1.6%
3.6%
4.5%
5.2%
5.3%
5.5%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4

Allowance for loan losses/loans

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
1.0%
1.4%
1.1%
1.2%
1.8%
2.2%
2.5%
2.8%
2.7%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

4
Summary Credit Statistics
NCOs/avg. loans
Reserves/NPLs
Note: Financial data as of December 31, 2009

1200
1000
800
600
400
200
0
LA
TX
FL
AL/MS
Total
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

5
• Decrease of $124 million in criticized loans during 4Q09 to $1.058B
 – Decreases or stabilization in criticized loans across all geographies
Working Through Problem Credits
NPLs are included in total criticized portfolio
NPLs are included in total criticized portfolio
Note: Financial data as of December 31, 2009

(dollars in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 5	$ 15	$ 21	$	$ 41
Land & Lots:					
Residential	9	9	59	25	102
Commercial	8	44	52	3	107
Retail	4	62	22	19	107
Office Buildings	4	11	17	3	35
Hotel/motel	18		18		36
Multifamily	5	32	27	6	70
Industrial/warehouse	6	-	19	3	28
Other	3		31	13	47
Total CRE	$ 62	$ 173	$ 266	$ 72	$ 573

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

6
CRE Criticized by Property Type by Geography
Note: Financial data as of December 31, 2009
-
-
-
-

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Allowance for loan losses/loans
1.19%
1.38%
1.55%
1.77%
2.17%
2.50%
2.81%
2.66%
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
90
80
70
60
50
40
30
20
10
0
Provision for credit losses (in millions)
Allowance for loan losses/loans
Provision for credit losses

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

7
Allowance for Loan Losses Remains Strong

Total Loans
$8.4 million

AL/MS 10%
FL 15%
LA 57%
TX 18%

Allowance for Loan Losses
$224 million

AL/MS 15%
LA 25%
TX 14%
FL 46%

Total NPLs
$414 million

AL/MS 18%
LA 17%
TX 6%
FL 59%

	LA	TX	FL	AL/MS	Total
Allowance/Loans	1.18%	2.15%	8.21%	3.79%	2.66%

It takes a Whitney Banker.
WHITNEY HOLDING CORPORATION

8
Allowance For Loan Losses by Geography
Note: Financial data as of December 31, 2009

Gross Charge-offs by Geography: 4Q09

3%
9%
19%
10%
59%
FL
LA
FL - panhandle
FL - Tampa Bay
AL/MS
TX

- $57.7 million of gross charge-offs during 4Q09
  - $24 million, or 41%, from residential-related credits, mainly Tampa (includes construction, land and lots)
  - $22 million, or 39%, from CRE credits, mainly Tampa
  - $10 million from C&I credits
  - $2 million of consumer credits

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

9
Charge-Offs
Note: Financial data as of December 31, 2009

AL/MS
10%
FL
15%
TX
18%
LA
57%

AL/MS
18%
LA
17%
TX
6%
FL
59%

(dollars in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Total Loans	$ 4,791	$ 1,483	$ 1,238	$ 891	$ 8,403
Nonperforming Loans (NPLs)	$ 71	$ 25	$ 244	$ 74	$ 414
NPLs/Loans	1.48%	1.69%	19.71%	8.31%	4.93%

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

10
Loan Portfolios Outside of FL & AL Performing As Expected
Geographic distribution of loan portfolio
Geographic distribution of NPLs
Note: Financial data as of December 31, 2009

4Q09 Supplemental Data
January 26, 2010